SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2004

INTERCEPT, INC.

(Exact Name of Registrant as Specified in its Charter)

Georgia	01-14213	58-2237359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia	30071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 248-9600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press release dated March 16, 2004 regarding earnings for the three months and year ended December 31, 2003.

Item 12. Results of Operations and Financial Condition

On March 16, 2004, InterCept, Inc. (Nasdaq: ICPT) issued a press release regarding its earnings for the three and twelve months ended December 31, 2004. The full text of the press release is attached as exhibit 99.1. Pursuant to General Instruction B.6 of Form 8-K, these exhibits are not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 but are instead furnished as required by that instruction.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCEPT, INC.

By:	/s/ Lynn Boggs
Lynn Boggs
President

Dated: April 15, 2004

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EXHIBIT INDEX

Exhibit
99.1	Press release dated March 16, 2004 regarding earnings for the three months and year ended December 31, 2003.

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